                                                                   EXHIBIT 10.73
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                AMENDMENT NO. 3

     This Amendment No. 3 (the "AMENDMENT") is made and entered into as of the 1st day of May, 1997 (the "EFFECTIVE DATE") to that Certain Carrier Digital Services Agreement dated as of September 1, 1995 (the "DSA") as modified by that Certain Amendment dated as of April 1, 1996 ("PRIOR AMENDMENT") and that certain Amendment No. 2 dated as of June 1, 1996 ("AMENDMENT NO. 2") made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WILTEL") and (i) Associated Communications Companies of America ("ACCA"), and (ii) the individual members of ACCA listed on Appendix A hereto (individually referred to as a "MEMBER"). All capitalized terms used in this Amendment not otherwise defined shall have the meaning given to them in the DSA, the Prior Amendment or Amendment No. 2, whichever is applicable. In the event of any conflict between the terms of the DSA, the Prior Amendment, Amendment No. 2 and the terms of this Amendment, the order of precedence will be as follows: (1) this Amendment, (2) Amendment No. 2,
(3) the Prior Amendment, and (4) the DSA.

     In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agrees as follows:

     A. Term. The parties agree to substitute Section 4 of the DSA Agreement
        ----
to read in its entirety as follows:


     4. TERM: WilTel's obligation to provide Service under this Agreement shall be effective over the period commencing as of May 1, 1997 and continuing through and including August 31, 1999 (the "TERM"). With respect to any Service Order for which the applicable Service Commitment Period has not been satisfied by the end of the Term, the terms and conditions of this Agreement will remain in full force and effect until such Service Commitment Period has been satisfied. Upon the expiration of the Term, all charges relevant to the Service will remain in effect and Service which has met its minimum Service Commitment Period as described herein will be subject to termination by either party upon not less than thirty (30) days prior written notice to the other party.

     B. Rates: The parties agree to substitute Section 9 of the DSA to read in
        -----
its entirety as follows:

     9. CUSTOMER'S COMMITMENT/DEFICIENCY CHARGE:

        (A) Commencing with the September, 1997 billing period (i.e., October, 1997 invoice) and continuing through the

                                 Page 1 of 10                   CONFIDENTIAL
                                                                ------------
          end of the Term (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Recurring Interexchange Service Charges of at least [______] ("Customer's Commitment"). It is further understood by the parties that certain Members have individually committed for a certain portion of Customer's Commitment (hereinafter referred to as a "Member's Portion") as further described in Section 17 below. Provided, however, nothing contained herein shall be construed as to make ACCA or any Member directly liable to WitTel for the Monthly Recurring Interexchange Service Charges of any other Member.

          (B) If, in any month during the Commitment Period, the aggregate of all of the Members' actual Monthly Recurring Interexchange Service Charges does not equal at least the Customer's Commitment, then WilTel will determine which Member (or Members) (a "DELINQUENT MEMBER") has not satisfied its respective Member's Portion as shown in the Amended and Restated Commitment Schedule described in Subsection 17(B). In such case and only for such month(s), the Delinquent Members agrees to pay WilTel the difference between its actual Monthly Recurring Interexchange Service Charges and its respective Member's Portion, if any (the "MONTHLY DEFICIENCY CHARGE"). Monthly Deficiency Charges, if any, determined in accordance with this Subjection (B) shall be due at the same time service charges are due hereunder.

          (C) The parties hereby specifically agree that the provisions contained herein describing a deficiency charge represents a mutual good faith estimate of, and bears a reasonable relationship to, the actual damages to WilTel in the event of such deficiency and do not represent a penalty of any kind, and that such deficiency charge is an obligation of ACCA and the Members subject to specific performance.

          (D) For purposes of this Agreement, "Monthly Recurring Interexchange Service Charges" will not include pro-rated charges for Interexchange Service, Local Access charges, Ancillary Service charges, Additional Charges (as defined below), other recurring or non-recurring charges for space, facilities or any other charges other than those charges identified by the relevant WilTel invoice as monthly recurring interexchange service charges for private line service.

                                 Page 2 0f 10                       CONFIDENTIAL
                                                                    ------------

               (E) In the event Customer submits a firm Service Order for DS-l or DS-3 level On-Net Service (other than orders submitted under Sections 11 or 12 below) and WilTel can not deliver Service within thirty (30) business days or some other longer interval agreed to by Customer, and Customer orders and is provided such Service by another carrier, then solely for purposes of determining if Customer has met Customer's Commitment described in Subsection (A) above, WilTel agrees to include an amount equal to WilTel's Monthly Recurring Interexchange Service Charges for such Service times the number of months such Service is actually installed by the other carrier. Upon request by WilTel, Customer agrees to provide adequate documentation reasonably acceptable to WilTel to substantiate Customer's ordering and being provided Service under this Subsection from another carrier.

          C.   Commitment Schedule.
               -------------------

          A. RATES. The parties agree to substitute Section 10 of the DSA to read in its entirety as follows:

          10. MONTHLY RECURRING INTEREXCHANGE SERVICE RATES: Customer will receive the following rates and discounts for Service ordered hereunder. Customer will not receive any other discounts unless specifically set forth herein.

              (A) The Base Rate per VGE per V&H Mile for On-Net DS-3 level Interexchange Service will be as follows based on Customer's Spending Level (as defined in Subsection (F) below):

                      Monthly
                  Spending Level                      Rate
               -----------------------             ---------
               [________] - [________]              [______]
               [________] - [________]              [______]
               [________] - [________]              [______]
               [________] - [________]              [______]
                     [_________]                    [______]

          (B) The Base Rate per VGE per V&H Mile for On-Net and Extended DS-l level Interexchange Service will be as follows based on Customer's Spending Level (as defined in Subsection (F) below):

                                 Page 3 of 10                       CONFIDENTIAL
                                                                    ------------

                         Monthly
                     Spending Level                Rate
                 -----------------------       -----------
                 [________] - [________]        [_______]
                 [________] - [________]        [_______]
                 [________] - [________]        [_______]
                 [________] - [________]        [_______]
                        [_________]             [_______]

          (C) The Base Rate for Multiple DS-l level Interexchange Service ("Multiple DS-1 Service") will be the DS-l Interexchange Service rates described in Subsection (B) above. Multiple DS-l Service between and among WilTel On-Net Cities and/or WilTel Extended Cities ordered solely by one Member (i.e., Members may not allocate Service under this Subsection (D)) will be subject to the discounts described below provided all of the following conditions are met:

               (i) Customer orders at least six (6) DS-l circuits between or among On-Net Cities and/or WilTel Extended Cities at one time (the "Circuit Package");

               (ii) the Requested Service Dates relevant to all of the DS-1s in the Circuit Package are subject to WilTel's standard intervals and, if more than one date is requested, the dates are within the same thirty
          (30) day period; and

               (iii) the Service Commitment Period for each of the DS-ls in question is twelve (12) months.

          In the case of a new initial Circuit Package comprised exclusively of existing DS-1s, the Multiple DS-1 Service discount and twelve (12) month Service Commitment Period will commence as of the second monthly billing period following the month in which the Service Order therefor is submitted. If Customer desires to create a larger Circuit Package or create an initial Circuit Package from existing DS-ls and incremental new DS-ls (e.g., take a Circuit Package of 6 to a Circuit Package of 10 DS-ls; or, create an initial Circuit Package of at least 6 DS-ls with at least 4 existing DS-1s plus an additional incremental 2 DS-ls), Customer will first identify all DS-ls to be in the resulting Circuit Package. All circuits within the resulting Circuit Package will be subject to a twelve (12) month Service Commitment Period commencing as of the date the last circuit comprising the

                                  Page 4 of 10                     CONFIDENTIAL
                                                                   ------------
          package is installed. If through the creation of a larger Circuit Package existing DS-ls should be subject to a greater level of discount, the applicable discount shall commence for the existing DS-ls as of the date the last circuit in the larger Circuit Package in installed, and the applicable discount for each new incremental DS-l relevant to the larger Circuit Package shall commence as of Start of Service for each such incremental DS-l.

          No. of DS-1s        One Common End         Two Common Ends
          ------------        --------------         ---------------
             6 - 12                [___]                   [___]
            13 - 18                [___]                   [___]
            19 - 26                [___]                   [___]

          (D) The Base Rate per V&H Mile for On-Net and Extended DS-0 level Interexchange Service between will be [___].

          (E) For purposes of this Section 10, "Monthly Spending Level" will include (i) "Monthly Recurring Interexchange Service Charges" (as defined in Subsection 9(D) above), and (ii) provided Customer's Monthly Recurring Interexchange Service Charges are at least [______], [_____________] of Customer's International monthly measured and per call usage charges for Switched Services purchased by Customer from WilTel (excluding Local Access charges, Ancillary Service charges, special feature charges such as Authorization Codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Switched Service charges). The Monthly Spending Level will be determined at the end of each month and will be based on WilTel's latest private line invoice to Customer. The Monthly Spending Level determined at the time of such computation shall be effective from the first day through the last day of each calendar month following the month in which the computation is made.

     C.   Commitment Schedule. As of the Effective Date of this Amendment, the
          -------------------
Commitment Schedule described in Subsection 17 (B) of the DSA will be replaced by the Amended and Restated Commitment Schedule attached hereto and incorporated herein by reference.

     D.   Other Terms and Conditions. Except to the extent specifically modified
          --------------------------
by this Amendment, the remaining terms and conditions contained in the DSA, the Prior Amendment and Amendment No. 2, as applicable, shall remain in full force and effect through the remainder of the Term described in this Amendment.

                                 Page 5 of 10                      CONFIDENTIAL

     E.   Counterparts. This Amendment may be executed in multiple
          ------------
counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                          WORLDCOM NETWORK SERVICES, INC.
                          d/b/a WILTEL

                          By: /s/ Charles M. Cole
                             ---------------------------------------------
                                           (Signature)

                                  Charles M. Cole
                          ------------------------------------------------
                                           (Print Name)

                                  Vice President Carrier Sales
                          ------------------------------------------------
                                             (Title)


                          ASSOCIATED COMMUNICATIONS COMPANIES
                          OF AMERICA


                          By: /s/ Mike Newkirk
                             ---------------------------------------------
                                           (Signature)

                                  Mike Newkirk
                          ------------------------------------------------
                                           (Print Name)

                                  Vice President
                          ------------------------------------------------
                                              (Title)

                                 Page 6 of 10                      CONFIDENTIAL
                                                                   ------------

                          ACC LONG DISTANCE CORPORATION



                          By:   /s/ Larry Dubon
                             ---------------------------------------------
                                           (Signature)

                                    Larry Dubon
                          ------------------------------------------------
                                           (Print Name)

                                     VP, Network Planning
                          ------------------------------------------------
                                             (Title)




                          ATX COMMUNICATIONS AND SERVICES
                          OF AMERICA



                          By:   /s/ Scott Dulin
                             ---------------------------------------------
                                           (Signature)


                                    Scott Dulin
                          ------------------------------------------------
                                           (Print Name)


                                    Dir. Bus. Ops.
                          ------------------------------------------------
                                             (Title)



                          BUSINESS TELECOM, INC.


                          By:   /s/ Mike Newkirk
                             ---------------------------------------------
                                           (Signature)


                                    Mike Newkirk
                          ------------------------------------------------
                                           (Print Name)


                                    COO
                          ------------------------------------------------
                                             (Title)

                                 Page 7 of 10                      CONFIDENTIAL
                                                                   ------------

                         CINCINNATI BELL LONG DISTANCE, INC.



                         By: /s/ Barry L. Nelson
                            ----------------------------------------------
                                           (Signature)

                                 Barry L. Nelson
                         -------------------------------------------------
                                           (Print Name)

                                 President & CEO
                         -------------------------------------------------
                                             (Title)



                         CONSOLIDATED COMMUNICATIONS INC.



                         By: /s/ Brian L. Carr
                            ----------------------------------------------
                                           (Signature)

                                 Brian L. Carr
                         -------------------------------------------------
                                           (Print Name)

                                 V.P. & G.M.
                         -------------------------------------------------
                                              (Title)


                         LONG DISTANCE SAVERS, INC.


                         By: /s/ Chris Chelette
                            ----------------------------------------------
                                           (Signature)

                                 Chris Chelette
                         -------------------------------------------------
                                           (Print Name)

                                 Vice President
                         -------------------------------------------------
                                              (Title)

                              Page 8 of 10                          CONFIDENTIAL
                                                                    ------------

                         NATIONAL TELECOMMUNICATIONS OF FLORIDA


                         By: /s/ John Mansour
                            ----------------------------------------------
                                           (Signature)

                                 John Mansour
                         -------------------------------------------------
                                           (Print Name)

                                 President
                         -------------------------------------------------
                                             (Title)


                         DELTA COMM, INC.


                         By: /s/ Tom Mullis
                            ----------------------------------------------
                                           (Signature)


                             Tom Mullis
                            ----------------------------------------------
                                           (Print Name)


                                            SR VP
                         -------------------------------------------------
                                           (Title)


                         TELEFONICA LARGA DISTANCIA
                         DE PUERTO RICO, INC.


                         By: /s/
                            ----------------------------------------------
                                           (Signature)


                         -------------------------------------------------
                                           (Print Name)


                         -------------------------------------------------
                                             (Title)

                                 Page 9 of 10                      CONFIDENTIAL
                                                                   ------------

                         U.S. LONG DISTANCE, INC.



                         By: /s/ James S. Speirs
                            ----------------------------------------------
                                           (Signature )

                                 James S. Speirs
                         -------------------------------------------------
                                           (Print Name)

                                Senior Vice President
                         -------------------------------------------------
                                             (Title)

                                 Page 10 of 10                     CONFIDENTIAL
                                                                   ------------

                             AMENDED AND RESTATED

                              COMMITMENT SCHEDULE

               Company                                     Commitment
---------------------------------------------              ----------
    AC Long Distance Corporation                            [______]

ATX Telecommunications and Services                         [______]

      Business Telecom, Inc.                                [______]

Cincinnati Bell Long Distance, Inc.                         [______]

  Consolidated Communications Inc.                          [______]

      Long Distance Savers                                  [______]

    Telefonica Larga Distancia
       de Puerto Rico, Inc.                                 [______]

  National Telecommunications
          of Florida                                        [______]

      Delta Comm, Inc.                                      [______]

    U.S. Long Distance, Inc.                                [______]
                                                            --------
           TOTAL                                            [______]